                                                                    EXHIBIT 99.6

                             SFG TECHNOLOGIES INC.

                         INDEX TO FINANCIAL STATEMENTS


Auditors' Report............................................    F-2

Consolidated Balance Sheets.................................    F-3

Consoldiated Statements of Operations.......................    F-4

Consolidated Statements of Deficit..........................    F-5

Consolidated Statements of Cash Flows.......................    F-6

Notes to Consoldiated Financial Statements..................    F-7

                                AUDITORS' REPORT

To the Board of Directors
SFG Technologies Inc.

    We have audited the consolidated balance sheets of SFG Technologies Inc. as at December 21, 1999 and December 31, 1998 and the consolidated statements of operations, deficit and cash flows for the period from January 1, 1999 to December 21, 1999, the eight months ended December 31, 1998 and the years ended April 30, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

    In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 21, 1999 and December 31, 1998 and the results of its operations and cash flows for the period from January 1, 1999 to December 21, 1999, the eight months ended December 31, 1998 and the years ended April 30, 1998 and 1997 in accordance with Canadian generally accepted accounting principles.

    Significant measurement differences between Canadian and United States accounting principles as they affect these consolidated financial statements are explained and quantified in note 16.

KPMG LLP

Chartered Accountants

Vancouver, Canada

January 31, 2000

                             SFG TECHNOLOGIES INC.

                          CONSOLIDATED BALANCE SHEETS

                          (EXPRESSED IN U.S. DOLLARS)

                                                              DECEMBER 21,   DECEMBER 31,
                                                                  1999           1998
                                                              ------------   -------------
ASSETS
Current assets:
  Cash and cash equivalents.................................  $   277,094     $   331,709
  Accounts receivable.......................................    1,826,428       1,511,403
  Investment tax credits receivable.........................      143,748         195,338
  Prepaid expenses..........................................      139,670          64,766
                                                              -----------     -----------
                                                                2,386,940       2,103,216
Capital assets (note 4).....................................      655,988         535,856
Investment..................................................       67,705         130,225
  Deferred charges..........................................      289,776              --
                                                              -----------     -----------
                                                              $ 3,400,409     $ 2,769,297
                                                              ===========     ===========

LIABILITIES AND SHAREHOLDERS' DEFICIENCY
Current liabilities:
  Bank indebtedness (note 6)................................  $ 1,029,113     $ 1,084,126
  Accounts payable and accrued liabilities..................    1,732,540       1,150,286
  Current portion of deferred revenue (note 7)..............      860,237         653,348
  Current portion of long-term debt (note 8)................      185,119         318,454
  Current portion of obligations under capital leases (note
    9)......................................................      106,047         161,777
                                                              -----------     -----------
                                                                3,913,056       3,367,991
Deferred revenue (note 7)...................................      457,597         435,238
Long-term debt (note 8).....................................    1,766,995       3,184,209
Obligations under capital leases (note 9)...................       56,971          39,125
                                                              -----------     -----------
                                                                6,194,619       7,026,563
Shareholders' deficiency:
  Share capital (note 10)...................................    5,063,248       3,013,364
  Deficit...................................................   (7,813,556)     (7,398,286)
  Foreign currency translation account......................      (43,902)        127,656
                                                              -----------     -----------
                                                               (2,794,210)     (4,257,266)
Commitments (note 12)
Subsequent event (notes 8, 10(b), (c), and 13)
Year 2000 Issue (note 15)
                                                              -----------     -----------
                                                              $ 3,400,409     $ 2,769,297
                                                              ===========     ===========

          See accompanying notes to consolidated financial statements

                             SFG TECHNOLOGIES INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                          (EXPRESSED IN U.S. DOLLARS)

                                                       PERIOD FROM
                                                        JANUARY 1,    EIGHT MONTHS
                                                         1999 TO          ENDED        YEARS ENDED APRIL 30,
                                                       DECEMBER 21,   DECEMBER 31,    ------------------------
                                                           1999           1998           1998          1997
                                                       ------------   -------------   -----------   ----------
Revenues.............................................   $6,749,060     $3,604,916     $ 3,533,514   $7,188,855
Cost of sales........................................    1,347,834        613,963         783,415    1,240,885
                                                        ----------     ----------     -----------   ----------
Gross profit.........................................    5,401,226      2,990,953       2,750,099    5,947,970
Costs and expenses:
  Selling, general and administrative................    3,233,555      1,695,256       3,931,291    4,494,763
  Research and development...........................    2,245,363      1,137,626       1,784,763    1,549,092
  Write-down of deferred software development costs
    (note 5).........................................           --             --       2,653,486           --
  Gain on sale of division (note 14).................           --             --              --     (424,366)
                                                        ----------     ----------     -----------   ----------
                                                         5,478,918      2,832,882       8,369,540    5,619,489
                                                        ----------     ----------     -----------   ----------
Operating profit (loss)..............................      (77,692)       158,071      (5,619,441)     328,481
Interest expense.....................................      337,578        217,905         366,412      203,501
                                                        ----------     ----------     -----------   ----------
Income (loss) before income tax expense..............     (415,270)       (59,834)     (5,985,853)     124,980
Income tax benefit (expense) (note 11)...............           --             --         397,445      (29,995)
                                                        ----------     ----------     -----------   ----------
Net income (loss)....................................   $ (415,270)    $  (59,834)    $(5,588,408)  $   94,985
                                                        ==========     ==========     ===========   ==========

          See accompanying notes to consolidated financial statements.

                             SFG TECHNOLOGIES INC.

                       CONSOLIDATED STATEMENTS OF DEFICIT

                          (EXPRESSED IN U.S. DOLLARS)

                                             PERIOD FROM
                                              JANUARY 1,    EIGHT MONTHS
                                               1999 TO          ENDED         YEARS ENDED APRIL 30,
                                             DECEMBER 21,   DECEMBER 31,    -------------------------
                                                 1999           1998           1998          1997
                                             ------------   -------------   -----------   -----------
Deficit, beginning of period...............  $(7,398,286)    $(7,304,757)   $(1,686,037)  $(1,694,303)
Premium on redemption of shares
  (note 10(d)).............................           --         (33,695)       (30,312)      (86,719)
Net income (loss)..........................     (415,270)        (59,834)    (5,588,408)       94,985
                                             -----------     -----------    -----------   -----------
Deficit, end of period.....................  $(7,813,556)    $(7,398,286)   $(7,304,757)  $(1,686,037)
                                             ===========     ===========    ===========   ===========

          See accompanying notes to consolidated financial statements.

                             SFG TECHNOLOGIES INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                          (EXPRESSED IN U.S. DOLLARS)

                                                               PERIOD FROM
                                                               JANUARY 1,     EIGHT MONTHS
                                                                 1999 TO          ENDED         YEARS ENDED APRIL 30,
                                                              DECEMBER 21,    DECEMBER 31,    -------------------------
                                                                  1999            1998           1998          1997
                                                              -------------   -------------   -----------   -----------
Cash flows from operating activities:
  Net income (loss).........................................   $ (415,270)      $ (59,834)    $(5,588,408)  $    94,985
  Items not involving cash:
    Amortization............................................      213,610         100,877         197,545     1,479,420
    Gain on sale of division................................           --              --              --      (424,366)
    Loss on sale of asset...................................       37,592              --              --        12,243
    Common stock issued in exchange for services............           --              --          19,534            --
    Write-down of deferred software development costs.......           --              --       2,653,486            --
    Deferred income taxes...................................           --              --        (390,587)       29,477
    Changes in non-cash operating working capital:
      Accounts receivable...................................     (315,025)        (77,974)        386,758      (527,753)
      Investment tax credits receivable.....................       51,590              --         503,105      (140,855)
      Prepaid expenses......................................      (74,904)         (4,576)         43,886       (31,639)
      Deferred software development costs...................           --              --              --    (1,763,335)
      Accounts payable and accrued liabilities..............      582,254        (104,977)       (404,731)       55,912
      Deferred revenue......................................      229,248        (174,731)       (133,647)     (576,982)
                                                               ----------       ---------     -----------   -----------
  Net cash provided by (used in) operating activities.......      309,095        (321,215)     (2,713,059)   (1,792,893)
Cash flows from investing activities:
  Purchase of capital assets................................     (402,416)        (31,240)       (106,423)     (569,597)
  Disposal of capital assets................................       31,082              --              --         4,964
  Proceeds from sale of investment..........................           --              --              --       210,224
  Investment................................................       62,520              --              --            --
                                                               ----------       ---------     -----------   -----------
  Net cash used in investing activities.....................     (308,814)        (31,240)       (106,423)     (354,409)
Cash flows from financing activities:
  Bank indebtedness.........................................      (55,013)        (35,811)        885,321       234,616
  Proceeds from issuance of long-term debt..................      438,390         893,191       2,663,509       453,789
  Repayment of long-term debt...............................      (91,925)       (152,962)       (498,112)      (55,803)
  Obligations under capital leases..........................      (37,884)        (78,063)       (100,869)      140,560
  Issue of common shares for cash...........................      234,117             346        (100,098)    1,240,936
  Redemption of common and preferred shares.................      (81,247)        (41,058)        (30,312)     (225,429)
  Deferred charges..........................................     (289,776)             --              --            --
                                                               ----------       ---------     -----------   -----------
  Net cash provided by financing activities.................      116,662         585,643       2,819,439     1,788,669
Net effect of foreign exchange rate changes on cash.........     (171,558)          1,613          96,951          (142)
                                                               ----------       ---------     -----------   -----------
Increase (decrease) in cash and cash equivalents............      (54,615)        234,801          96,908      (358,775)
Cash and cash equivalents, beginning of period..............      331,709          96,908              --       358,775
                                                               ----------       ---------     -----------   -----------
Cash and cash equivalents, end of period....................   $  277,094       $ 331,709     $    96,908   $        --
                                                               ==========       =========     ===========   ===========
Supplemental disclosure of cash flow information:
  Cash paid during the period for taxes.....................   $       --       $      --     $        --   $        --
  Cash paid during the period for interest..................   $   96,506         142,592         366,412       203,501
Supplemental disclosure of non-cash financing activities:
  Common stock issued in exchange for services..............   $       --       $      --     $    19,534   $        --
  Common stock issued in exchange on debt conversion........   $1,897,014              --              --            --

                See accompanying notes to financial statements.

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                          (EXPRESSED IN U.S. DOLLARS)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

1. GENERAL:

    SFG Technologies Inc. ("SFG" or the "Company") is a private company incorporated under the Canada Business Corporations Act. Its principal business activity is developing and marketing computing software for the utilities and public sector markets.

2. SIGNIFICANT ACCOUNTING POLICIES:

    (A) PRINCIPLES OF CONSOLIDATION:

    The consolidated financial statements include the financial statements of SFG Technologies Inc. and its wholly-owned subsidiaries Nissi Technologies (U.S.A.) Inc. ("Nissi"), SFG Technologies Inc., and SFG Technologies Limited. All material intercompany transactions and balances have been eliminated.

    (B) CASH AND CASH EQUIVALENTS:

    Cash and cash equivalents are highly liquid investments having terms of maturity at the date of acquisition of not more than three months.

    (C) REVENUE RECOGNITION:

    The Company generates and recognizes revenue as follows:

        (I) SOFTWARE LICENCE FEES:

        The Company licences software products to customers under perpetual software licence agreements. The Company has two types of sales related to licence fees.

    Software licence fees from contracts that do not require significant production, modification or customization are recognized when software is delivered and implemented if persuasive evidence of an arrangement and customer acceptance exists, collection is probable and the fees are fixed or determinable.

    Software licence fees from contracts involving significant production, modification or customization of software are recognized as revenue using the completed contract method. Contracts are considered complete when customer acceptance of the software is obtained.

    Cash received in advance of meeting the revenue recognition criteria is recorded as deferred revenue.

        (II) PROFESSIONAL SERVICES:

        The Company provides consulting and implementation services to its customers. Revenues from these services are recognized as the services are performed in accordance with contract terms.

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

2. SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED)
        (III) MAINTENANCE:

        Maintenance agreements generally require that the Company provide technical support and certain systems updates to customers. Revenue is recognized proportionately over the maintenance period, typically one year.

        (IV) SOFTWARE MODIFICATIONS:

        The Company provides updates to software licensed to customers. Revenues from these services are recognized as the services are performed in accordance with contract terms.

        (V) HARDWARE SALES:

        Hardware sales are recognized as revenue upon delivery of the hardware to customer locations.

    (D) RESEARCH AND DEVELOPMENT COSTS:

    The Company expenses research costs as incurred. Development costs are deferred if they meet certain specified and stringent criteria; otherwise they are expensed as incurred. At December 21, 1999, no development costs have been deferred.

    (E) CAPITAL ASSETS:

    Capital assets are recorded at historical cost less applicable investment tax credits and accumulated amortization. Amortization is computed using the declining balance method over their estimated useful lives at the following annual rates:

CAPITAL ASSETS                                                  RATE
--------------                                                ---------
Automotive equipment........................................        30%
Computer equipment..........................................  30% - 40%
Office equipment............................................  15% - 20%

    Leasehold improvements are amortized on a straight-line basis over the term of the lease.

    (F) INVESTMENT TAX CREDITS:

    Investment tax credits are accounted for using the cost reduction method whereby the benefit of the credits is recognized as a reduction to the carrying value of the related asset or expenditure.

    (G) INCOME TAXES:

    The Company follows the tax allocation method of accounting for income taxes under which deferred income taxes are recognized for the difference in the timing of recognition of transactions in

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

2. SIGNIFICANT ACCOUNTING POLICIES: (CONTINUED) income for accounting and income tax purposes. The major timing differences relate primarily to capital assets and research and development expenditures.

    (H) FOREIGN CURRENCY TRANSLATION:

    The Canadian dollar is the functional currency of the Company and its subsidiaries. Monetary assets and liabilities denominated in a foreign currency have been translated into Canadian dollars at rates of exchange in effect at the balance sheet date. Other assets and revenue and expense items are translated at rates prevailing when they were acquired or incurred. Exchange gains and losses arising on translation of assets and liabilities denominated in foreign currencies are included in income.

    For U.S. dollar reporting purposes, the balance sheet amounts as at December 21, 1999 have been translated at the exchange rate in effect at the end of December 21, 1999, and the income statement amounts for the period from January 1, 1999 to December 21, 1999 have been translated at the average exchange rate for the period. Differences arising on translation have been recorded on the balance sheet in the foreign currency translation account in shareholders' deficiency. The balance sheet amounts as at December 31, 1998 have been translated at the exchange rate in effect at the end of December 31, 1998, and the income statement amounts for the eight month period ended December 31, 1998 and the years ended April 30, 1998 and 1997 have been translated at the average exchange rate for the eight month period ended December 31, 1998. Differences arising on translation have been recorded on the balance sheet in the foreign currency translation account in shareholders' deficiency.

    (I) USE OF ESTIMATES:

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Significant areas requiring the use of management estimates relate to the valuation of accounts and investment tax credits receivable. Actual amounts may differ from those estimates.

    (J) INVESTMENT:

    Investment is carried at the lower of cost and estimated fair value. Income from the investment is recognized as receivable.

    (K) DEFERRED CHARGES:

    Deferred charges represent professional fees relating to the purchase of the Company's shares by Cayenta, Inc. on December 22, 1999 (see note 13).

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

3. FINANCIAL INSTRUMENTS:

    (A) FAIR VALUE:

    Carrying amounts of certain of the Company's financial instruments, including cash and cash equivalents accounts receivable, bank indebtedness and accounts payable and accrued liabilities, approximate fair value due to their short-term maturities or ability for prompt liquidation. Based on borrowing notes available to the Company for loans with similar terms, management estimates the carrying value of its long-term debt approximates fair value.

    (B) FOREIGN EXCHANGE RISK:

    Foreign exchange risk reflects the risk that the Company's earnings will decline due to fluctuations in exchange rates. As payments on contracts billed in United States dollars are due in the short-term the Company has determined there is no significant exposure to its reported assets due to foreign exchange fluctuations. At December 21, 1999, the Company does not have foreign exchange hedges in place.

    (C) CREDIT RISK:

    Credit risk reflects the risk that the Company may be unable to recover contractual receivables. The Company has a significant number of individual contracts and no one contract represents a concentration of credit risk. In addition, the Company employs established credit approval practices to further mitigate this risk.

4. CAPITAL ASSETS:

                                                          ACCUMULATED    NET BOOK
DECEMBER 21, 1999                               COST      AMORTIZATION    VALUE
-----------------                            ----------   ------------   --------
Automotive equipment.......................  $   40,702    $    6,014    $ 34,688
Computer equipment.........................   1,546,140     1,109,752     436,388
Office equipment...........................     380,369       224,163     156,206
Leasehold improvements.....................      53,299        24,593      28,706
                                             ----------    ----------    --------
                                             $2,020,510    $1,364,522    $655,988
                                             ==========    ==========    ========

                                                          ACCUMULATED    NET BOOK
DECEMBER 31, 1998                               COST      AMORTIZATION    VALUE
-----------------                            ----------   ------------   --------
Automotive equipment.......................  $   22,131    $   20,676    $  1,455
Computer equipment.........................   1,324,154       990,404     333,750
Office equipment...........................     384,962       222,774     162,188
Leasehold improvements.....................      97,730        59,267      38,463
                                             ----------    ----------    --------
                                             $1,828,977    $1,293,121    $535,856
                                             ==========    ==========    ========

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

4. CAPITAL ASSETS: (CONTINUED)
    Included in automotive, computer and office equipment are assets under capital leases with a cost of $1,096,790 (December 31, 1998--$1,228,355) and accumulated amortization of $909,027 (December 31, 1998--$890,257).

5. DEFERRED SOFTWARE DEVELOPMENT COSTS:

    In years prior to 1998, the Company had in accordance with the accounting policy described in note 2(d), deferred development costs related to certain software products. As set out in note 16, such costs were expensed as incurred for United States accounting purposes.

    During the year ended April 30, 1998, criteria related to the availability of sufficient resources to continue development was no longer met. Accordingly, in the year ended April 30, 1998, the Company wrote-off all deferred software development costs as recoverability of the costs was no longer reasonably ensured.

6. BANK INDEBTEDNESS:

    The Company has an operating loan facility with a credit limit of approximately $1,500,000 (Canadian). The facility is due on demand, bears interest at prime plus 2.25% and is secured by a general security agreement. Subsequent to December 21, 1999, the loan facility was repaid.

7. DEFERRED REVENUE:

                                                      DECEMBER 21,   DECEMBER 31,
                                                          1999           1998
                                                      ------------   -------------
Deferred maintenance................................   $1,317,834     $ 1,088,586
Less current portion................................     (860,237)       (653,348)
                                                       ----------     -----------
                                                       $  457,597     $   435,238
                                                       ==========     ===========

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

8. LONG-TERM DEBT:

                                                              DECEMBER 21,   DECEMBER 31,
                                                                  1999           1998
                                                              ------------   -------------
Bank term loan, maturing December 2001, bearing interest at
  prime plus 1.25% per annum payable monthly, principle
  repayable in 30 equal installments beginning July 1999,
  secured by a general security agreement...................   $  159,783      $  192,000

Bank demand loan, maturing March 2002, bearing interest at
  prime plus 2.0% per annum payable monthly, principle
  repayable monthly in the amount of $10,516, secured by
  SR&ED refund..............................................      220,329         280,037

Promissory notes including accrued interest of $88,397
  (December 1998--$44,387), maturing July 2002, bearing
  interest at 5.0% until July 1999 and 13.0% per annum,
  thereafter, payable monthly in arrears beginning
  July 1999, secured by a general security agreement........    1,085,689       1,672,203

Promissory notes including accrued interest of $33,727
  (December 1998--$29,626), maturing July 2002, bearing
  interest at 13.0% per annum payable monthly, secured by a
  general security agreement, convertible into Class A
  preferred shares at $2 (Canadian) per share...............      169,137         420,302

Promissory notes, bearing interest at 13.0% per annum.......           --         651,126

Promissory notes, including accrued interest of $2,963
  maturing July 2002, bearing interest at 12.0% per annum
  payable monthly in arrears beginning July 1999 or in event of agreement default, secured by a general security
  agreement, convertible into Class B preferred shares at
  $100 (Canadian) per share.................................      172,225         162,782

Shareholder loan, bearing interest at prime plus 1.0% per
  annum, no specific terms of repayment, unsecured,
  shareholder has indicated that payment will not be
  demanded within the next twelve months....................      138,338         120,619

Other.......................................................        6,613           3,594
                                                               ----------      ----------

                                                                1,952,114       3,502,663

Less current portion........................................     (185,119)       (318,454)
                                                               ----------      ----------

                                                               $1,766,995      $3,184,209
                                                               ==========      ==========

    On November 26, 1999, the Company converted 1,897,014 of promissory notes, owing to Working Opportunity Fund (EVCC) Ltd., SCC Canada Inc., Ventures West III--Canada Limited Partnership, and Discovery Enterprises Inc. into Class B preferred shares (see note 10(b)) at a price of $0.05 (Canadian) per share and Class C preferred shares (see note 10(b)) at a price of $100 (Canadian) per share.

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

8. LONG-TERM DEBT: (CONTINUED)
    The minimum aggregate amounts of principal payments required in each of the next five years, assuming that the shareholder loan is not repaid, are as follows:

2000........................................................  $  185,119
2001........................................................     184,658
2002........................................................   1,443,998
2003........................................................          --
2004 and thereafter.........................................     138,339
                                                              ----------
                                                              $1,952,114
                                                              ==========

    Subsequent to December 21, 1999, $1,658,550 of debt outstanding was repaid.

9. OBLIGATIONS UNDER CAPITAL LEASES:

    The Company has commitments under capital leases as follows:

2000........................................................  $ 113,510
2001........................................................     43,216
2002........................................................     11,340
2003........................................................      6,211
                                                              ---------
                                                                174,277
Less interest imputed at rates between 9% and 15%...........    (11,259)
                                                              ---------
                                                                163,018
Less current portion........................................   (106,047)
                                                              ---------
                                                              $  56,971
                                                              =========

10. SHARE CAPITAL:

    (A) AUTHORIZED:

    Unlimited common shares, Class A, non voting, no par value

    Unlimited common shares, Class B, voting, no par value

    Unlimited common shares, Class X, voting, no par value, non participating

    Unlimited preferred shares, Class A, voting, convertible, retractable, redeemable

    Unlimited preferred shares, Class B, voting, convertible, retractable, redeemable

    Unlimited preferred shares, Class C, voting, retractable, redeemable

    Unlimited preferred shares, Class F, non voting, redeemable

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

10. SHARE CAPITAL: (CONTINUED)
    Each Class A and Class B preferred share is convertible into one Class B common share at the option of the holder and is entitled to one vote.

    Dividends are provided at the discretion of the directors of the Company. Only Class A and Class B common shareholders and Class A and Class B preferred shareholders are entitled to dividends.

    Class A, Class B and Class C preferred shares are retractable any time after July 30, 2002 and under certain other instructions.

    Class A, Class B and Class C preferred shares are redeemable at the Company's option at any time, in whole or in part, after July 1, 2002 at the issue price plus any unpaid dividends.

    Class F preferred shares are redeemable at the Company's option at $1 (Canadian) per share (see note10(d)).

    (B) ISSUED:

                                                               NUMBER OF
                                                                SHARES        AMOUNT
                                                              -----------   ----------
Class A common shares:
  Balance at April 30, 1996.................................       67,050   $   34,211
  Shares redeemed for cash..................................      (22,650)      (8,486)
                                                              -----------   ----------
  Balance at April 30, 1997.................................       44,400       25,725
  Shares issued for cash....................................        8,231       22,374
  Shares issued for services rendered.......................        3,614       19,534
  Shares redeemed for cash..................................       (7,205)      (5,268)
                                                              -----------   ----------
  Balance at April 30, 1998.................................       49,040       62,365
  Shares issued for cash....................................          133          345
  Shares redeemed for cash..................................       (7,979)      (7,363)
                                                              -----------   ----------
  Balance at December 31, 1998..............................       41,194       55,347
  Shares issued for cash on exercise of options (see
    below)..................................................    6,900,000      234,117
                                                              -----------   ----------
  Balance at December 21, 1999..............................    6,941,194      289,464
                                                              -----------   ----------
Class B common shares:
  Balance at April 30, 1996.................................    1,405,200      587,779
  Shares issued in exchange for Class Z preferred shares....      302,500      759,256
  Shares issued for cash....................................      271,673    1,322,337
                                                              -----------   ----------
  Balance at April 30, 1997, 1998 and December 31, 1998.....    1,979,373    2,669,372
  Shares issued pursuant to price adjustment options (see
    below)..................................................      759,037           --
                                                              -----------   ----------
  Balance at December 21, 1999..............................    2,738,410   $2,669,372

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

10. SHARE CAPITAL: (CONTINUED)

                                                               NUMBER OF
                                                                SHARES        AMOUNT
                                                              -----------   ----------
Class X common shares:
  Balance at April 30, 1995, 1996, 1997 and 1998............           --           --
  Shares issued in conjunction with issuance of promissory
    notes...................................................   20,000,000            1
                                                              -----------   ----------
  Balance at December 31, 1998..............................   20,000,000            1
  Shares redeemed for cash..................................  (20,000,000)          (1)
  Balance at December 21, 1999..............................           --           --
                                                              -----------   ----------
Total common shares, December 21, 1999......................    9,679,604   $2,958,836
                                                              -----------   ----------

Class B preferred shares:
  Balance at December 31, 1998..............................           --           --
  Shares issued on debt conversion (note 8).................   20,000,000      677,048
                                                              -----------   ----------
  Balance at December 21, 1999..............................   20,000,000      677,048
                                                              -----------   ----------
Class C preferred shares:
  Balance at April 30, 1996, 1997, 1998 and December 31,
    1998....................................................           --           --
  Shares issued on debt conversion (note 8).................       18,019    1,219,966
                                                              -----------   ----------
  Balance at December 21, 1999..............................       18,019    1,219,966

Class F preferred shares:
  Balance at April 30, 1996.................................      823,300      536,072
  Shares redeemed for cash..................................     (200,000)    (130,225)
                                                              -----------   ----------
  Balance at April 30, 1997.................................      623,300      405,847
  Shares redeemed for cash..................................     (180,000)    (117,203)
                                                              -----------   ----------
  Balance at April 30, 1998 and December 31, 1998...........      443,300      288,644
  Shares redeemed for cash..................................     (120,000)     (81,246)

  Balance at December 21, 1999..............................      323,300      207,398
                                                              -----------   ----------
Class Z preferred shares:
  Balance at April 30, 1996.................................      302,500      759,256
  Shares redeemed in exchange for Class B common shares.....     (302,500)    (759,256)

  Balance at April 30, 1997 and 1998, December 31, 1998 and
    December 31, 1999.......................................           --           --
                                                              -----------   ----------
Total preferred shares, December 21, 1999...................   20,341,319    2,104,412
                                                              -----------   ----------
Total common and preferred shares...........................                $5,063,248
                                                              ===========   ==========

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

10. SHARE CAPITAL: (CONTINUED)
    Share purchase options for 6,900,000 Class A common shares were exercised by option holders on December 21, 1999. Included as cash and cash equivalents at December 21, 1999 is funds held in trust, related to the exercise, that were released from escrow on December 22, 1999.

    Pursuant to a anti-dilution clause relating to equity financing, of a prior year, 759,037 Class B common shares were issued in the period ended
December 21, 1999.

    (C) WARRANTS:

    At December 21, 1999, 74,534 warrants were outstanding that entitle the holders to purchase one Class B common share at a price of $0.01 (Canadian) per share prior to July 30, 2002. Subsequent to December 21, 1999, these warrants were exercised.

    (D) PREMIUM ON REDEMPTION OF SHARES:

    The Company records the excess of the purchase price over the par value of shares redeemed as a charge against retained earnings.

11. INCOME TAXES:

                                  PERIOD FROM
                                   JANUARY 1,    EIGHT MONTHS
                                    1999 TO          ENDED        YEARS ENDED APRIL 30,
                                  DECEMBER 21,   DECEMBER 31,    -----------------------
                                      1999           1998           1998         1997
                                  ------------   -------------   ----------   ----------
Current.........................      $ --           $ --         $     --     $     --
Deferred........................        --             --          397,445      (29,995)
                                      ----           ----         --------     --------
                                      $ --           $ --         $397,445     $(29,995)
                                      ====           ====         ========     ========

    At December 21, 1999, the Company has Canadian non-capital losses carried forward of approximately $1,250,000 which are available to reduce taxable income of future years, the benefit of which has not been recorded in the accounts and which expire as follows:

December 31, 2002...........................................  $  750,000
            2005............................................     500,000
                                                              ----------
                                                              $1,250,000
                                                              ==========

    As a result of the acquisition on December 22, 1999, the Canadian non-capital losses can only be applied to subsequent profits from the sale of similar products and services.

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

12. COMMITMENTS:

    At December 21, 1999, the Company was committed to the following operating lease payments for premises and equipment:

2000........................................................  $  236,181
2001........................................................     188,489
2002........................................................     129,422
                                                              ----------
                                                              $  554,092
                                                              ==========

13. SUBSEQUENT EVENTS:

(a) Capital stock purchase:

    On December 22, 1999 more than 99% of the common shares of the Company outstanding at December 21, 1999 was acquired by Cayenta, Inc.

(b) Share redemption:

    On December 22, 1999, the remaining balance of Class B, Class C and Class F preferred shares in the amounts of $677,048, $1,219,966 and $207,398, respectively, were redeemed for cash.

14. SALE OF DIVISION:

    On April 30, 1997, the Company disposed of the net assets and operations of its Govern division for proceeds of $340,449, which includes $130,225 of preferred shares of the purchaser.

    For the year ended April 30, 1997, the division incurred an operating loss of $118,337 and revenues of $498,636.

    The gain on sale of division comprises:


Cash proceeds...............................................  $210,224
Preferred shares............................................   130,225
                                                              --------
Net proceeds................................................   340,449
Net assets sold:
  Accounts receivable.......................................   (33,877)
  Deferred revenue..........................................   118,106
  Fixed assets..............................................   (10,251)
  Contract..................................................     9,939
                                                              --------
                                                                83,917
                                                              --------
Gain on sale of the division................................  $424,366
                                                              ========

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

15. YEAR 2000 ISSUE:

    The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using Year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after December 31, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or third parties, will be fully resolved.

16. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

    These consolidated financial statements have been prepared in accordance with Canadian generally accepted accounting principles ("GAAP") in Canada, of which conform, in all material respects, with those in the United States except as described below:

(a) Research and development:

    For United States GAAP purposes, Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed," provides for the capitalization of certain software development costs after technological feasibility of the software is established. Under the Company's current practice of developing new products and enhancements, the technological feasibility of the underlying software is not established until substantially all product development is complete, including the development of a working model. No such costs have been capitalized as their impact would not be material.

    Deferred software development costs of $2,153,130 which were capitalized during the year ended April 30, 1997 would have been expensed as incurred under U.S. accounting principles. As such, deferred software development costs of $1,010,094 which were amortized during the year ended April 30, 1997 and the write-down of deferred software development costs in the year ended April 30, 1998 of $2,653,486 would not have been required.

(b) Loss per share:

    For United States GAAP purposes, Statement of Financial Accounting Standards No. 128, "Earnings Per Share," requires the disclosure of basic and diluted earnings per share for each period presented. Basic earnings per share is computed by dividing the net loss by the weighted average number of all classes of common shares outstanding during the period. Diluted earnings per share is computed by dividing the net loss by the weighted average number of all classes of common and dilutive common equivalent shares outstanding during the period.

    Excluded from the computation of diluted earnings per share for the period from January 1, 1999 to December 21, 1999 and the eight months ended December 31, 1998 and the years ended April 30, 1998 and 1997 are options and warrants to acquire common shares and preferred shares convertible into common shares, as their effects would be anti-dilutive.

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

16. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES: (CONTINUED)
(c) Income taxes:

    Under the asset and liability method of United States Statement of Financial Accounting Standards No. 109 ("FAS 109"), deferred income tax assets and liabilities are measured using enacted tax rates for the future income tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. The application of the provisions of FAS 109 on the Company's balance sheet would result in no net difference in deferred taxes from that reported under Canadian GAAP. At December 21, 1999, the gross deferred tax asset amount relating to a non-capital loss carry forward was $517,500 which is reduced by a valuation allowance of $517,500 as management does not consider that it is more likely than not that such assets will be realized in the carry forward period.

(d) Stock-based compensation:

    For United States GAAP purposes, the Company has elected to follow the disclosure-only provisions under Statement of Financial Accounting Standards No. 123 ("FAS 123"), "Accounting for Stock-Based Compensation," and applies Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued Employees" ("APB 25") and related interpretations in accounting for its stock-based compensation to employees. As such, the Company's stock-based compensation is measured based on the intrinsic value of the option on the date of grant.

    Under the intrinsic value method of APB 25, the stock option compensation is the excess, if any, of the quoted market value of the stock at the measurement date of the grant over the amount an optionee must pay to acquire the stock. The Company grants stock options having exercise prices based on the market price at the date of grants. Accordingly, under the intrinsic value method, no stock-based compensation expense has resulted for the period from January 1, 1999 to December 21, 1999, for the eight month period ended December 31, 1998 and the years ended April 30, 1998 and 1997 for United States GAAP purposes.

(e) Redeemable preferred shares:

    For United States GAAP purposes, preferred stock subject to mandatory redemption requirements or whose redemption is outside the control of the issuer is required to be presented outside of shareholders' equity. For the periods presented, the Company's Class B, C, and F preferred shares would be presented outside of shareholders' equity.

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

16. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES: (CONTINUED)
(f) Summary of United States GAAP adjustments:

    The amounts in the balance sheets that differ from those reported under Canadian GAAP are as follows.

                                   DECEMBER 21, 1999         DECEMBER 31, 1998
                                -----------------------   -----------------------
                                 CDN GAAP     US GAAP      CDN GAAP     US GAAP
                                ----------   ----------   ----------   ----------
Class B redeemable preferred
  shares......................  $       --   $  677,048   $       --   $       --
Class C redeemable preferred
  shares......................          --    1,219,966           --           --
Class F redeemable preferred
  shares--current portion.....          --      207,398           --      166,819
Class F redeemable preferred
  shares--net of current
  portion.....................          --           --           --      121,825

Shareholders' equity:
  Share capital...............   5,063,248           --    3,013,364           --
  Class A common stock, issued
    and outstanding 6,941,194
    and 41,194................          --      289,464           --       55,347
  Class B common stock, issued
    and outstanding 2,738,410
    and 1,979,373.............          --    2,669,372           --    2,669,372
  Class X common stock, issued
    and outstanding nil and
    20,000,000................          --           --           --            1

                             SFG TECHNOLOGIES INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                    (EXPRESSED IN U.S. DOLLARS) (CONTINUED)

                PERIOD FROM JANUARY 1, 1999 TO DECEMBER 21, 1999
                      EIGHT MONTHS ENDED DECEMBER 31, 1998
                      YEARS ENDED APRIL 30, 1998 AND 1997

16. UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES: (CONTINUED)
    The following table sets forth the effect on the loss for the period and loss per share:

                                             PERIOD FROM
                                              JANUARY 1,    EIGHT MONTHS
                                               1999 TO         ENDED         YEARS ENDED APRIL 30,
                                             DECEMBER 21,   DECEMBER 31,   -------------------------
                                                 1999           1998          1998          1997
                                             ------------   ------------   -----------   -----------
Net income (loss) under Canadian GAAP......  $  (415,270)   $   (59,834)   $(5,588,408)  $    94,985
Less deferred software development costs
  capitalized..............................           --             --             --    (2,153,130)
Add deferred software development costs
  amortized................................           --             --             --     1,010,094
Add write-down of software development
  costs....................................           --             --      2,653,486            --
                                             -----------    -----------    -----------   -----------
Loss determined under United States GAAP...     (415,270)       (59,834)    (2,934,922)   (1,048,051)
Premium on redemption of shares............           --        (33,695)       (30,312)      (86,719)
                                             -----------    -----------    -----------   -----------
Loss available to common shareholders
  determined under United States GAAP......  $  (415,270)   $   (93,529)   $(2,965,234)  $(1,134,770)
                                             ===========    ===========    ===========   ===========
Weighted average number of shares
  outstanding, United States GAAP..........   22,070,547     16,084,028      2,002,344     1,509,658
                                             ===========    ===========    ===========   ===========
Net loss per share under United States
  GAAP.....................................  $     (0.02)   $        --    $     (1.48)  $     (0.75)
                                             ===========    ===========    ===========   ===========

(g) Comprehensive loss:

    For United States GAAP purposes, Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income," establishes standards for reporting and disclosure of comprehensive income and its components. The Company's comprehensive income consists of net income (loss), and changes in its foreign currency translation account as follows:

                                             PERIOD FROM
                                              JANUARY 1,    EIGHT MONTHS
                                               1999 TO         ENDED         YEARS ENDED APRIL 30,
                                             DECEMBER 21,   DECEMBER 31,   -------------------------
                                                 1999           1998          1998          1997
                                             ------------   ------------   -----------   -----------
Net income (loss) under United States
  GAAP.....................................  $  (415,270)   $   (59,834)   $(2,934,922)  $(1,048,051)
Foreign currency translation account.......     (171,558)         1,613         96,951          (142)
                                             -----------    -----------    -----------   -----------
Comprehensive loss.........................  $  (586,828)   $   (58,221)   $(2,837,971)  $(1,048,193)
                                             ===========    ===========    ===========   ===========